KEELEY FUNDS, Inc.

Supplement dated March 10, 2015 to the

Prospectus dated January 31, 2015

Broadmark Asset Management, LLC (“Broadmark”) serves as the sub-adviser to the Keeley Alternative Value Fund (“KALVF”). Forward Management, LLC (“Forward”) owns a controlling interest in Broadmark. Forward has signed a definitive agreement to be acquired by Salient Partners, L.P. (“Salient”), an asset manager headquartered in Houston, Texas (the “Transaction”).

Consummation of the Transaction will cause a change of control of Forward and thus of Broadmark. This change of control will terminate the existing investment sub-advisory agreement among KALVF, Broadmark and Keeley Asset Management Corp. (the “Adviser”), the investment adviser to KALVF. However, the Transaction is subject to certain conditions to closing, including various required approvals and, as is customary for these types of transactions, may be delayed or even terminated due to unforeseen circumstances.

As a result, KALVF’s Board of Directors may determine to convene a special meeting of KALVF’s shareholders for the purpose of considering a proposal to approve a new investment sub-advisory agreement, if necessary, among the Adviser, KALVF and Broadmark. Under those circumstances, proxy materials will be sent to KALVF’s shareholders with more information about the proposed Transaction.

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